                        MUSTANG SOFTWARE, INC.
                         6200 Lake Ming Road
                     Bakersfield, California 93306
                            (805) 873-2500
                         Fax : (805) 873-2474

                           May 11, 1999

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C.  20549

     Re:  Mustang Software, Inc.

Dear Sirs:

On behalf of Mustang Software, Inc. (the "Company"), enclosed herewith is the definitive copies of the Company's Proxy Statement and form of Proxy in the form in which such material is being furnished to shareholders of the Company.

In accordance with Rule 14a-6(d), please be advised that such Material is being released (i.e. mailed) to shareholders beginning on May 11, 1999.


               Very truly yours,

               Mustang Software, Inc.



               by: /s/ Donald M. Leonard
               Donald M. Leonard
               Vice President Finance and
               Chief Financial Officer


Enclosures
cc: The Nasdaq Stock Market (Attn: Reports Section)
(via Federal Express, w/3 copies of encls.)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934 (Amendment No.   )

  Filed by the Registrant [X]

  Filed by a Party other than the Registrant [ ]

  Check the appropriate box:

  [ ]  Preliminary Proxy Statement

  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [X]  Definitive Proxy Statement

  [ ]  Definitive Additional Materials

  [ ]  Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                       MUSTANG SOFTWARE, INC.
          (Name of Registrant as Specified In Its Charter)

                        -------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  [X]  No fee required.

  [ ]  Fee computed on table below per Exchange Act Rules
       14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

  [ ]  Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

  2) Form, Schedule or Registration Statement No.:

  3) Filing Party:

  4) Date Filed:

MUSTANG SOFTWARE, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of MUSTANG SOFTWARE, INC. (the
"Company") will be held at the Rio Bravo Resort, located at 11200 Lake Ming Road, Bakersfield, California, 93306, on June 7, 1999 , at 10:00 a.m. Pacific Daylight Time, for the following purposes:

     1. To elect a board of directors to serve for the ensuing year;

     2. To approve amendments to the Company's 1994 Incentive and Nonstatutory Stock Option Plan (the "Stock Option Plan") to increase the total number of shares of Common Stock that can be optioned and sold under the Stock Option Plan to 1,100,000 shares. A copy of the Stock Option Plan as so amended is attached as Exhibit A to the Proxy Statement accompanying this Notice.

     3. To consider and act upon a proposal to ratify the appointment of Arthur Andersen LLP as the independent accountants of the Company for the year ending December 31, 1999; and

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of Common Stock of record at the close of business on April 23, 1999 will be entitled to vote at the meeting.

     Your proxy is enclosed. You are cordially invited to attend the meeting, but if you do not expect to attend, or if you plan to attend, but want the proxy holders to vote your shares, please date and sign your proxy and return it in the enclosed postage paid envelope. The giving of this proxy will not affect your right to vote in person if you find it convenient to attend.

Please return the proxy promptly to avoid the expense of additional proxy solicitation.

Dated: May 11, 1999                       For the board of directors
                                          /s/ Michael S. Noling

                                          Michael S. Noling,
                                          Secretary

PROXY STATEMENT

FOR ANNUAL MEETING TO BE HELD
June 7, 1999, at 10:00 a.m. Pacific Daylight Time

     Your proxy is solicited on behalf of the board of directors of Mustang Software, Inc. (the "Company" or "Mustang") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Rio Bravo Resort, located at 11200 Lake Ming Road, Bakersfield, California, 93306, on June 7, 1999, at 10:00 a.m. Pacific Daylight Time. If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares will be voted for the election of the five nominees for director named herein; for approval of the amendments to the Company's 1994 Incentive and Nonstatutory Stock Option Plan (the "Stock Option Plan") to increase the total number of shares of Common Stock that can be optioned and sold under the Stock Option Plan to 1,100,000 shares; for approval of the amendment to the Company's Employee Stock Purchase Plan to increase by 50,000 shares the number of shares of Common Stock that may be sold under the Employee Stock Purchase Plan; and for ratification of the appointment of Arthur Andersen LLP as the independent accountants of the Company for the year ending December 31, 1999. Any proxy given may be revoked anytime prior to its exercise by notifying the Secretary of the Company in writing of such revocation, by giving another proxy bearing a later date, or by attending and voting in person at the meeting.

     The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made by mail. In addition, the officers and regularly engaged employees of the Company may, in a limited number of instances, solicit proxies personally or by telephone. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of Common Stock of the Company.

     The Company's Annual Report to Shareholders, consisting of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998 (without exhibits) as filed with the Securities and Exchange Commission, is being provided to each shareholder concurrently with this Proxy Statement.

     Holders of Common Stock of record at the close of business on April 23, 1999 (the "Record Date") will be entitled to vote at the meeting. There were 4,533,629 shares of Common Stock outstanding at that date. Each share is entitled to one vote and a majority of the shares of Common Stock outstanding is necessary to constitute a quorum for the meeting. Shareholders have cumulative voting rights in the election of directors. Under the cumulative voting method, a shareholder may multiply the number of shares owned by the number of directors to be elected and cast this total number of votes for any one candidate or distribute the total number of votes in any proportion among as many candidates as the shareholder desires. A shareholder may not cumulate his or her votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and unless a shareholder has given notice at the meeting prior to the voting of his or her intention to cumulate his or her votes. If any shareholder gives such notice, then all shareholders may then cumulate their votes.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     The Company's directors are elected annually to serve until the next annual meeting of shareholders and thereafter until their successors are elected. The Company's Bylaws currently provide for a variable board of directors with a range of between five and nine members, with the number currently set at six. No proxy will be voted for more than six nominees for director.

     Unless otherwise directed by shareholders, the proxy holders will vote all shares represented by proxies held by them for the election of the maximum number of the following nominees, all of whom are now members of and constitute the Company's board of directors. The Company is advised that all of the nominees have indicated their availability and willingness to serve if elected. If any nominee becomes unavailable or unable to serve as a director of the Company prior to the voting, the proxy holders will refrain from voting for the unavailable nominee or will vote for a substitute nominee in the exercise of their best judgment.

Information Concerning Nominees

Information concerning the nominees based on data furnished by them is set forth below:



                                                          Director
Name                    Age   Position with Company       Since
James A. Harrer         40    President and Chief         1988
                              Executive Officer
Stanley A. Hirschman    51    Chairman of the Board of    1995
                              Directors
Michael S. Noling       59    Secretary and Director      1995
Michael D. Greenbaum    57    Director                    1999
Anthony Mazzarella      41    Director                    1999
Phillip E. Pearce       70    Director                    1999

     JAMES A. HARRER founded the Company's business in January 1986 and has served the Company in various positions and currently serves as its President and Chief Executive Officer. He was the primary visionary in developing Mustang's Internet Message Center, FileCenter and ListCaster. In addition to his duties, he oversees the Customer Advisory Board and Professional Services division of the Company. Mr. Harrer has over 15 years of experience in product development, user interface design and software sales and marketing.

     STANLEY A. HIRSCHMAN became a director of the Company upon completion of the Company's initial public offering in April 1995 and became Chairman of the Board in April 1999. Mr. Hirschman is currently President of Cpointe Associates, Inc., a management consulting firm specializing in solutions for emerging companies with technology based products. His clients have included ICG Netcom (now Mindspring Enterprises), SBC Wireless, Northern Telecom (Nortel) and Babbage's Etc. Previously, Mr. Hirschman was Vice President-Store Operations, of Software Etc., Inc. from 1989 until 1996, responsible for 390 retail locations. Prior to that he held senior management positions with T.J.Maxx, The Gap and Banana Republic. He has served on various industry committees and the advisory boards for the Salvation Army. Mr. Hirschman is an active board member, utilizing his extensive management background helping Mustang Software management focus on the re-positioning efforts into the internet sector. He is a significant participant in the Company's strategic planning efforts and serves on the Compensation and Audit Committees.

     MICHAEL S. NOLING, director of the Company since May 1995, is the Chairman of the Audit Committee and became the Company's Secretary in November 1996. In October 1998, Mr. Noling joined the Board and was elected Board Chair of Motion Engineering, Inc., a privately held Santa Barbara company. MEI is a leading supplier of PC-based motion control software and circuit boards that control electric motors in precision machinery. Noling also chairs the Motion Engineering Compensation and Audit Committees. Since December 1996, Mr. Noling has served on the board of directors of Transoft Technologies Corporation, a privately held Santa Barbara company and leading supplier of Fibre Channel Storage Area Network (SAN) software and systems for the visual computing and enterprise networking markets. Mr. Noling chairs the Audit Committee and is Secretary of the company. Mr. Noling has served as Chair of the Board of Centric Software, Inc., a privately held Los Gatos company since December 1995. CSI designs and markets Virtual Product Development Management software for driving product innovation. He also chairs the Centric Compensation and Audit Committees. Mr.
Noling joined Wavefront Technologies as President and Chief
Executive Officer in September 1993 and was a member of the Board of Directors . During the next two years Wavefront acquired a French software company, TDI, and completed an IPO and subsequent secondary stock offering, trading on the Nasdaq as WAVE. In June 1995, Silicon Graphics completed the acquisition of Wavefront Technologies and Alias Research to form a combined software company, Alias/Wavefront. Mr. Noling served as a consultant to the new company until December, 1996, when he retired. Previously, Mr.
Noling was Executive Vice President and Chief Financial Officer for Applied Magnetics Corporation, a global high technology computer component supplier listed on the New York Stock Exchange. Prior to joining Applied Magnetics Corporation in March 1991, Mr. Noling was a managing partner with Andersen Consulting, where he had extensive experience in key operating and financial positions. Andersen Consulting is one of the world's leading systems integration and software firms, and is a business unit of Arthur Andersen & Co.,

S.C. Mr. Noling served as a White House Fellow for one year in the U.S. Office of Management and Budget (OMB). He received a BS in Engineering and a MBA from the University of Wisconsin - Madison. Mr. Noling holds a CPA certificate. Mike is a founding member and past President of the Santa Barbara Region Economic Community Project. The ECP is focused on increasing the economic vitality and quality of life in Santa Barbara through retention and growth of core high technology businesses. Mr. Noling is President of the Santa Barbara Region Chamber of Commerce Board and a member of the United Way Board.

     MICHAEL D. GREENBAUM became a director of the Company in April 1999. Since April 1999 he has served as President and Chief Executive Officer of Continuity Solutions, Inc., a San Jose, California-based developer of customer interaction software for the Internet. From September 1998 until March 1999 (when it was acquired by Mindspring Enterprises), Mr Greenbaum served as Senior Vice President and General Manager, Single User Markets of Netcom Communications, Inc. an Internet service provider. From May 1997 until March 1998, he served as Vice President Marketing and Sales of Applied Theory Communications, Inc., a New York-based Internet consortium transitioning to an Internet service provider. From February 1996 until January 1997, he served as Vice President Worldwide Marketing of Borland International, a Scotts Valley, California-based software developer. From October 1994 until February 1996, he served as Vice President, Internet Business Development of Bell Atlantic Corporation. From February 1984 until October 1994, he served as General Manager, Business Communications of Prodigy Services Company based in White Plans New York, where he was responsible for the communications produce line. Mr. Greenbaum received his BA degree from Western Reserve University and attended the Graduate School of Business at New York University.

     ANTHONY P. MAZZARELLA, a director of the Company since April 1999, has served as an Executive Vice President, Chief Financial Officer and a director of iMALL, Inc. since January 1998. Mr. Mazzarella was formerly Managing Director of Geller & Friend Capital Partners,
Inc., a merchant banking firm. From 1991 to 1995, he was Executive
Vice President of Drake Capital Securities, Inc., a California-based investment banking firm. From 1987 to 1991, Mr. Mazzarella served as vice president of The Davis Companies, Marvin Davis' private holding company, and was responsible for corporate finance and acquisition activities. Mr. Mazzarella has also held management positions at Twentieth Century Fox Film Corporation, United Airlines and
Deloitte & Touche, and worked as a flight-controls engineer with The Boeing Company. Mr. Mazzarella holds a BA in Physics from Pomona College and an MBA from the Harvard Business School.

     PHILLIP E. PEARCE has been a director of the Company since April 1999. Mr. Pearce has been an independent business consultant with Phil E. Pearce &Associates, Chairman and Director of Financial Express Corporation since 1990 and since 1988 has been a principal of Pearce-Henry Capital Corp. Prior to 1988,Mr. Pearce was Senior Vice President and a director of E .F. Hutton, Chairman of the Board of Governors of the National Association of Securities Dealers, a Governor of the New York Stock Exchange and a member of the Advisory Council to the United States Securities and Exchange Commission on the Institutional Study of the Stock Markets. Mr. Pearce also is a director of RX Medical Services, Inc., a publicly held operator of medical diagnostic facilities and clinical laboratories, Xybernaut Corporation, a publicly held developer and marketer of mobile computer systems and StarBase Corporation, a publicly held software development company. Mr. Pearce is a graduate of the University of South Carolina (B.A. 1953) and attended the Wharton School of Investment Banking at the University of Pennsylvania.

     Directors of the Company hold office until the next annual meeting of shareholders and until their earlier resignation or removal. No family relationships exist between any of the executive officers or directors of the Company.

Compensation of Directors

     The Company pays its outside directors $1,500 for each board meeting attended and reimburses them for reasonable expenses incurred in attending meetings. Non-employee directors are granted stock options to purchase 15,000 shares when they join the board and annually thereafter. Except for directors with less than a year of service, such options vest quarterly over two years, are exercisable for 10 years from the date of grant and the exercise price of such options is to be equal to the fair market value of the Common Stock on the date of the grant. The terms of stock options granted to new directors is the same except that such options vest quarterly beginning on the first anniversary of the respective date of joining the board.

     On January16, 1999, the Board granted to each of Messrs. Hirschman and Noling 10-year options to purchase 15,000 shares of Common Stock. The options vest quarterly over two years from their respective anniversary dates of joining the board of directors and the exercise price is $2.75 per share, the market price of the Common Stock on the date of grant. Effective on April 6, 1999, the date they joined the Board, the Board granted to each of Messrs. Greenbaum, Mazzarella and Pearce 10-year options to purchase 15,000 shares of Common Stock. The options vest quarterly over two years beginning on April 6, 2000 and the exercise price is $7.46875 per share, the market price of the Common Stock on the date of grant.

Committees and Attendance at Board Meetings

     Seven (including three telephonic) meetings of the board of directors were held in 1998. Each incumbent director attended at least 75% of the aggregate of all meetings held by (i) the board of directors and (ii) those committees of the board of directors on which such director served.

     From January 1, 1998 to June 7, 1998, the Audit Committee consisted of all the Company's then independent directors: Michael
S. Noling, (Chairman), Stanley A. Hirschman, Richard Heming and Bruce Fredrickson. Messrs. Heming and Fredrickson did not stand for re-election to the Board in 1998 and beginning June 8 of that year, the Audit Committee consisted of Messrs. Michael S. Noling (Chairman) and Stanley A. Hirschman. This Committee's duties include making recommendations to the board of directors concerning the engagement of independent public accountants, evaluating and approving the professional services provided by the Company's independent public accountants and reviewing the adequacy of the Company's internal accounting controls. The Audit Committee met four times during 1998.

     During 1998, the Compensation Committee consisted of one employee director, James A. Harrer (Chairman), and one independent director, Stan Hirschman. The duties of the Compensation Committee include recommending to the board of directors all officer salaries, stock option grants, management incentive programs and bonus payments (but Mr. Harrer does not participate in compensation decisions with respect to his employment arrangements with the Company). The Compensation Committee met four times during 1998.

     The board of directors presently has no Nominating Committee.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and 10% or greater shareholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     The Company believes, based solely on a review of the copies of such reports furnished to the Company, that each report required of the Company's executive officers, directors and 10% or greater shareholders was duly and timely filed during the year ended December 31, 1998, except for the Report on Form 3 of Christopher B. Rechtsteiner which was filed late.

Executive Compensation

     The following table sets forth all compensation paid by the Company during 1996, 1997 and 1998 to its Chief Executive Officer and its other executive officers whose annual salary and bonus were in excess of $100,000 during 1998 (the "Named Executives"):


                     Annual Compensation               Long term Compensation
Name and Principal                                     Securities    All Other
  Positions          Year Salary  Bonus(1)  Other(2)   Underlying    Compen-
                                                       Options(#)(3) sation(4)

James A. Harrer      1998 $158,100 $0       $0          100,000        $8,388
President and CEO    1997 $144,550 $0       $0          0              $9,416
                     1996 $151,050 $0       $0          0             $10,254

C. Scott Hunter      1998 $112,500 $0       $0          40,000         $1,612
Vice President of    1997 $108,450 $0       $0          66,500(5)      $1,630
Engineering          1996 $106,200 $0       $0           7,500         $1,658

__________
(1) Includes a cash contribution by the Company to a 401(k) profit sharing plan paid in 1996, 1997 and 1998 on behalf of such officer for 1995, 1996 and 1997, respectively.
(2)     Consists of an automobile allowance paid by the Company.
(3) Consists of shares of Common Stock issuable upon exercise of options granted under Mustang's 1994 Incentive and Nonstatutory Stock Option Plan (the "Stock Option Plan"). Options vest over 36 months, commencing from the date of grant.
(4) Consists of life and health insurance premiums paid by the Company.
(5) Consists of repriced options granted under Mustang's Stock Option Plan that were issued in replacement of all earlier options granted to Mr. Hunter under the Stock Option Plan. The Options vest at their original vesting schedules, except that no options (including vested options) were exercisable earlier than one year from the date of the grant of the repriced options.

     Effective February 8, 1996, the Company entered into employment agreements with Messrs. Harrer, Hunter and Leonard. Each of the agreements is for a one-year term and automatically renews for succeeding one year terms unless either the Company or the employee provides the other with a notice of non-renewal at least 30 days prior to the expiration of the then current term. The agreements are terminable by either party with or without cause upon the expiration of 30 days' notice of termination. Upon a termination by the Company without cause or by the Employee for good reason (which includes because of a change of control of the Company), the employee is entitled to compensation equal to nine months' salary and continued health benefits for nine months. Upon a termination by the employee without good reason or by the Company with cause, the employee is entitled to compensation equal to four months' salary and continued health benefits for four months.

     The following table provides certain information regarding stock option grants made the Named Executives during 1998:

OPTION GRANTS IN LAST FISCAL YEAR

                   Number of   Percent of
                   Securities  Total Options
                   Underlying  Granted to
                   Options     Employees in   Exercise Price  Expiration
Name               Granted (#) 1997           ($/Sh)          Date

James A. Harrer       100,000    37.9%            $1.75       7/24/08

C. Scott Hunter        40,000    15.2%            $1.75       7/24/08

     The following table provides certain information concerning options exercised by the Named Executives during, and the Named
Executives' unexercised options at, December 31, 1998:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES

                                 Number of Shares Underlying      Value of Unexercised
                                    Unexercised Options At       In-the-Money Options At
                                      December 31, 1998           December 31, 1998(1)

Name        Shares         Value
            acquired on  realized(2)
            exercise (#)            Exercisable  Unexercisable  Exercisable  Unexercisable
__________________________________________________________________________________________
James A.
Harrer           0              0   13,889       86,111        $  13,889     $  86,111
C. Scott
Hunter      10,433       $  9,781   59,123       36,943        $  82,559     $  38,037

__________

Based on the difference between $2.75 (the closing bid price of the Common Stock on December 31, 1998 as reported on The Nasdaq SmallCap Market) and the applicable exercise prices.
Based on the difference between the closing bid price of the Common Stock on the date of exercises as reported on The Nasdaq SmallCap Market) and the applicable exercise prices.

Related Party Transactions

     The Company leased its executive offices and sales, marketing and production facilities from Messrs. James A. Harrer and Richard Heming (formerly an officer, director and principal shareholder of the Company) pursuant to a lease that commenced on December 1, 1993 and expired on November 30, 1998. The Company continues to occupy the premise pursuant to the terms of that lease , but on a month to month basis. The Company pays a monthly base rent of $13,458. The Company believes that this lease was on terms no less favorable than those that could have been obtained from an unaffiliated third party are, and that the rent is comparable to that for similar facilities in the area. Messrs. Harrer and Heming incurred debt in the aggregate amount of $822,000, following two loans in the respective original principal amounts of $450,000 and $372,000, to purchase said facilities. Monthly payments of Messrs. Harrer and Heming under these two loans equal approximately $4,500 and $2,900, respectively. The Company has guaranteed all of this debt and has subordinated its leasehold interest in the facilities to the lenders. In addition, in the event of a default by Messrs. Harrer and Heming under the loan agreement covering $372,000 of this debt, the lender thereunder may exercise an assignment from Messrs. Harrer and Heming of their interest as landlord in a contingent 20-year lease, previously signed by the Company as tenant, for such facilities. In that event, this contingent lease provides for a monthly rent of $6,200, would supersede the current lease, and would obligate the Company to pay such rent through November 2013.

Shareholding Information as to Directors, Director Nominees and
Management

     The following table sets forth as of the Record Date, information regarding the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5 percent of the outstanding shares of Common Stock, (ii) each director and director nominee of the Company beneficially owning Common Stock, (iii) each of the Named Executives and (iv) the executive officers and directors of the Company as a group:

                                  Common Stock
                               Beneficially owned (1)


NAME OF BENEFICIAL OWNER OR     Amount    Percent
      IDENTITY OF GROUP
James A. Harrer                 670,228     14.7%
Cuttyhunk Fund Ltd.             420,373 (2)  9.0% (2)
Canal Ltd.                      274,954 (2)  6.0% (2)

Stanley A. Hirschman             22,834      0.5%
Michael S. Noling                20,834      0.5%
C. Scott Hunter                  20,091      0.4%
Michael D. Greenbaum                500        *
All executive officers and directors as a group
  (9 persons)                   795,436     17.0%

_________
* Less than .1%

(1) Includes any shares purchasable upon exercise of options exercisable within 60 days of the Record Date.

(2)     Includes shares issuable upon conversion of the Company's
Series A Convertible Preferred Stock within 60 days of the Record
Date.

PROPOSAL NO. 2

TO APPROVE AMENDMENTS TO THE COMPANY'S STOCK OPTION PLAN TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK THAT CAN BE OPTIONED AND SOLD UNDER THE STOCK OPTION PLAN TO 1,100,000 SHARES

     The Stock Option Plan was originally adopted by the Company's board of directors and shareholders on December 12, 1994. As originally adopted, the number of shares that could be optioned and sold under the Stock Option Plan was 144,000 shares of Common Stock. On July 10, 1995, the Company's board of directors approved an increase of 300,000 shares in the number of shares that could be optioned and sold under the Stock Option Plan bringing to a total of 444,000 shares the number of shares of Common Stock that can be optioned and sold under the Stock Option Plan. This increase was approved by shareholders on May 13, 1996. On January 17, 1998, the board of directors approved an increase in the number of shares that could be optioned and sold under the Stock Option Plan to a total of 850,000 shares the number of shares of Common Stock that can be optioned and sold under the Stock Option Plan This increase was approved by shareholders of the Company on June 8, 1998. On April 17, 1999,the board of directors approved an increase in the number of shares that could be optioned and sold under the Stock Option Plan to a total of 1,100,000 shares the number of shares of Common Stock that can be optioned and sold under the Stock Option Plan. This increase in the Stock Option Plan is subject to the approval of shareholders, which the Company is seeing at the Annual Meeting.

     The board of directors believes that the selective use of stock options is an effective means of attracting, motivating and retaining employees and that the availability of the number of shares covered by the Stock Option Plan, as amended, is essential to the success of the Company. The board of directors recommends that the shareholders approve the proposed amendments. The affirmative vote of a majority of all shares of the Company present at the meeting in person or by proxy is required to approve the amendments.

     The summary of the provisions of the Stock Option Plan which follows is not intended to be complete. A copy of the Stock Option Plan, as amended by the Board, is annexed to this Proxy Statement as Exhibit A.

Summary of the Provisions of the Stock Option Plan as Amended

     The Company's Stock Option Plan provides for the granting of
(i) incentive stock options to key employees and (ii) nonstatutory stock options to key employees and non-employee directors of the Company and any person who performs consulting or advisory services for the Company and who is, by the board of directors or the Stock Option Committee, determined to be eligible to participate. For information concerning the federal income tax distinctions of incentive and nonstatutory stock options, see "Federal Income Tax Consequences of Incentive Stock Options and Nonstatutory Stock Options," below.

     The maximum number of shares of the Company's Common Stock that may be issued pursuant to the exercise of options granted under the Stock Option Plan, as amended, is 1,100,000 shares (subject to adjustment in the event of stock dividends, splits, reverse splits, recapitalizations, mergers or other similar changes in the Company's capital structure). All options must be granted, if at all, not later than December 11, 2004. The aggregate fair market value (determined as of the date the option is granted) of the shares of Common Stock to which incentive stock options granted under the Stock Option Plan are exercisable for the first time by any employee of the Company during any calendar year may not exceed $100,000. This limitation shall not apply with respect to nonstatutory stock options.

     The Stock Option Plan is administered by the full board of directors, which determines the terms of options granted, including the exercise price, the number of shares subject to the option and the terms and conditions of exercise. No option granted under the Stock Option Plan is transferable by the optionee other than by will or the laws of descent and distribution and each option is exercisable during the lifetime of the optionee only by such optionee. Incentive stock options and nonstatutory stock options may be and typically are granted for exercise for up to ten years from the date granted.

     Options granted under the Stock Option Plan are evidenced by written agreements specifying the number of shares covered thereby and the option price, the exercise period and all other terms, restrictions and conditions of the option. The exercise price of all stock options granted under the Stock Option Plan must be at least equal to the fair market value of such shares on the date of grant. With respect to any optionee who owns stock possessing more than 10% of the voting rights of the Company's outstanding capital stock, the exercise price of any stock option must be not less than 110% of the fair market value on the date of grant.

     Options must be exercised only by written notice from the optionee (or his estate or other legal representative) to the Company accompanied by payment of the option price in full. The option price may be paid in cash, cash equivalents (certified or cashier's check), or with shares of Common Stock of the Company.

     As of the Record Date, options to purchase an aggregate of 583,634 shares of Common Stock, at a weighted average exercise price of $2.16 per share, were outstanding under the Stock Option Plan. Of these, options to purchase an aggregate of 209,400 shares of Common Stock were granted in 1998. As of the Record Date, 25 employees (including one director who was an employee) and five non-employee directors were eligible to participate in the Stock Option Plan. All options granted under of the Stock Option Plan since its inception on December 12, 1994 have been granted at exercise prices equal to the fair market value at the date of grant. The fair market value was determined by the board of directors internally prior to the Company's initial public offering in April 1995 and since then by reference to the closing price of the Company's Common Stock on The Nasdaq Stock Market. As of the Record Date, options for a total of 60,316 shares of Common Stock had been exercised and 206,050 were available for future grants (before giving effect to the amendment to the Stock Option Plan increasing to 1,100,000 shares the number of shares that may be optioned and sold under the Stock Option
Plan).

     The following table sets forth information from inception of the Stock Option Plan through the Record Date concerning the net number of options under the Stock Option Plan that has been received by (i) each of the Company's current executive officers (which includes the only person receiving 5 percent or more of the options granted), (ii) each nominee for election as director, (iii) all current executive officers as a group, (iv) all current directors who are not executive officers as a group, and (v) all employees who are not executive officers:


   Name of                                             No. of shares
   Person             Position with the Company        covered by
   or Group                                            Options
James A. Harrer       President, Chief Executive         100,000
                      Officer, and Director Nominee
C. Scott Hunter       Vice President Engineering and     106,500
                      Chief Technical Officer,
Donald M. Leonard     Vice President Finance,             65,000
                      Chief Financial Officer
Stanley A. Hirschman  Chairman of the Board of Directors  45,000
                      and Director Nominee
Michael S. Noling     Director and Director Nominee       45,000

Michael D. Greenbaum  Director and Director Nominee       15,000

Anthony Mazzarella    Director and Director Nominee       15,000

Phillip E. Pearce     Director and Director Nominee       15,000

All current executive officers as a group                271,500

All current directors who are not executive officers     135,000
as a group

All employees who are not executive officers             232,450
as a group

Federal Income Tax Consequences of Incentive Stock Options and
Nonstatutory Stock Options

     THE FOLLOWING DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS AS OF THE DATE OF THIS PROXY STATEMENT. BECAUSE THE CURRENTLY APPLICABLE RULES ARE COMPLEX AND THE TAX LAWS MAY CHANGE AND BECAUSE INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PARTICIPANT, EACH PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR CONCERNING FEDERAL (AND ANY STATE AND LOCAL) INCOME TAX CONSEQUENCES. THE FOLLOWING DISCUSSION DOES NOT PURPORT TO DESCRIBE STATE OR LOCAL INCOME TAX CONSEQUENCES.

     Options so designated under the Option Plan are intended to qualify as "incentive stock options" ("ISOs") within the meaning of
Section 422 of the Internal Revenue Code of 1986 (the "Code"). All options that are not designated as ISOs are intended to be "nonstatutory stock options" ("NSOs").

     Incentive Stock Options. The optionee will recognize no income upon the grant of an ISO and incur no tax on its exercise (unless the optionee is subject to the alternative minimum tax). If the optionee holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the shares.

     If the optionee disposes of ISO shares prior to the expiration or either required holding period (a "disqualifying disposition"), then gain realized upon such disposition, up to the difference between the fair market value of the shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the optionee.

     Nonstatutory Stock Options. An optionee will not recognize any taxable income at the time an NSO is granted. However, upon exercise of an NSO, the optionee will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise (or, in the case of exercise for stock subject to a substantial risk of forfeiture, at the time such forfeiture restriction lapses) and the amount paid for that stock upon exercise of the NSO. In the case of stock subject to a substantial risk of forfeiture, if the optionee makes an 83(b) election, the included amount will be based on the difference between the fair market value on the date of exercise and the option exercise price. The included amount will be treated as ordinary income by the optionee and will be subject to income tax withholding by the Company (either by payment in cash by the optionee or withholding out of the optionee's salary). Upon sale of the shares by the optionee, any appreciation or depreciation in the value of the shares will be treated as capital gain or loss (either long or short term - depending upon the time the optionee holds the shares after exercising the NSO.

     Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the exercise of an NSO by a domestic employee or director to the extent that the optionee recognizes ordinary income and the Company withholds tax. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF
AMENDMENTS TO THE COMPANY'S STOCK OPTION PLAN.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The board of directors has reappointed Arthur Andersen LLP as the Company's independent public accountants for the year ending
December 31, 1999. Arthur Andersen LLP has been the Company's certified public accountant since 1995.

     Although not required by California law, the Company seeks shareholder ratification of the appointment of the Company's auditors at each annual meeting. In the event the necessary vote is not obtained, the matters will be returned to the board of directors and Audit Committee for consideration of alternatives. Even if the appointment is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm anytime during the year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, with opportunity to make a statement if they so desire and to be available to respond to appropriate shareholder questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT
ACCOUNTANTS.

4. OTHER BUSINESS

     Management knows of no other matters that may be presented to the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is intended that proxies in the accompanying form will be voted according to the judgment of the persons named therein.

PROPOSALS BY SHAREHOLDERS

     Shareholders are hereby notified that if they wish a proposal to be included in the Company's Proxy Statement and form of proxy relating to the year 2000 annual meeting of shareholders, they must deliver a written copy of their proposal no later than January 11, 2000. Proposals must comply with the proxy rules relating to shareholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act"), in order to be included in the Company's proxy materials. Shareholders who wish to submit a proposal for consideration at the Company's year 2000 annual meeting of shareholders, but who do not wish to submit the proposal for inclusion in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act, must deliver a written copy of their proposal no later than March 27, 2000. In either case, proposals should be delivered to Mustang Software, Inc., at 6200 Lake Ming Road, Bakersfield, California 93306 to the attention of Mr. James A. Harrer, President. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail return receipt requested.

May 11, 1999                             By order of the board of directors

                                        Michael S. Noling, Secretary

                                                          EXHIBIT A

                    MUSTANG SOFTWARE, INC.

                              1994

                  INCENTIVE STOCK OPTION PLAN

                              AND

                 NONSTATUTORY STOCK OPTION PLAN
   (As adopted December 12, 1994 and amended July 10, 1995,
              January 17, 1998 and April 17, 1999)


         1.       NAME, EFFECTIVE DATE AND PURPOSE.

          (a) This Plan document is intended to implement and govern two separate stock option plans of MUSTANG SOFTWARE, INC., a California corporation (the "Company"): the Incentive Stock Option Plan ("Plan A") and the Nonstatutory Stock Option Plan ("Plan B"). Plan A provides for the granting of options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422A(b) of the Internal Revenue Code, as amended. Plan B provides for the granting of options that are not intended to so qualify. Unless specified otherwise, all the provisions of this Plan relate equally to both Plan A and Plan B and are condensed for convenience into one Plan document.

          (b) Plan A and Plan B are each established effective as of December 12, 1994. The purpose of Plan A and Plan B (sometimes together referred to as the "Plan" or this "Plan") is to promote the growth and general prosperity of the Company and its Affiliated Companies. This Plan will permit the Company to grant options ("Options") to purchase shares of its common stock ("Common Stock"). The granting of Options will help the Company attract and retain the best available persons for positions of substantial responsibility and will provide certain key employees with an additional incentive to contribute to the success of the Company and its Affiliated Companies. For purposes of this Plan, the term "Affiliated Companies" shall mean any component member of a controlled group of corporations, as defined under Internal Revenue Code Section 1563, in which the Company is also a component member.

         2.       ADMINISTRATION.

          (a) The Plan shall be administered by the Board of Directors of the Company (the "Board").

          (b) The Board shall have sole authority, in its absolute discretion, to determine which of the eligible persons of the Company and its Affiliated Companies shall receive Options

("Optionees"), and, subject to the express provisions and restrictions of this Plan, shall have sole authority, in its absolute discretion, to determine the time when Options shall be granted, the terms and conditions of an Option other than those terms and conditions fixed under this Plan, the number of shares which may be issued upon exercise of an Option and the means of payment for such shares, and shall have authority to do everything necessary or appropriate to administer the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees.

          (c) The Board shall have the authority to delegate some or all of the powers granted to it pursuant to this Section 2 to a committee (the "Committee") appointed by the Board and consisting of not less than two (2) members of the Board, one of whom shall be the Chief Executive Officer of the Company. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees, unless otherwise determined by the Board.


          (d)     Definitions:

                  (i) Restricted Shareholder: An individual who, at the time an Option is granted under either Plan A or Plan B, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its Parent Corporation or Subsidiary Corporation, with stock ownership to be determined in light of the attribution rules set forth in
Section 425(d) of the Internal Revenue Code.

                  (ii)     Parent Corporation:  A corporation as
defined in Section 425(e) of the Internal Revenue Code.

                  (iii) Subsidiary Corporation: A corporation as defined in Section 425(f) of the Internal Revenue Code.

                  (iv) Officer: The chief executive officer, president, chief financial officer, chief accounting officer, any vice president in charge of a principal business function (such as sales, administration, or finance) and any other person who performs similar policy-making functions for the Company.

         3.       ELIGIBILITY.

          (a) Plan A: The Board (or the Committee, if so authorized by the Board) may, in its discretion, grant one or more Options under Plan A to any key management employee of the Company or its Affiliated Companies, including any employee who is a director of the Company or of any of its Affiliated Companies presently existing or hereinafter organized or acquired. Such Options may be granted to one or more such employees without being granted to other eligible employees, as the Board may deem fit.

          (b) Plan B: The Board (or the Committee, if so authorized by the Board), may, in its discretion, grant one or more Options under Plan B to any key management employee, any employee or non-employee director of the Company or its Affiliated Companies, including any employee who is a Director of the Company or of any of its Affiliated Companies presently existing or hereinafter organized or acquired or any person who performs consulting or other services for the Company or its Affiliated Companies and who is designated by the Board as eligible to participate in Plan B. Such Options may be granted to one or more such persons without being granted to other eligible persons, as the Board may deem fit.

         4.       STOCK TO BE OPTIONED.

          (a) The maximum aggregate number of shares which may be optioned and sold under Plan A and Plan B is One Million One Hundred Thousand (1,100,000) shares of authorized Common Stock of the Company. The foregoing constitutes an absolute cumulative limitation on the total number of shares that may be optioned under both Plan A and B. Therefore, at any particular date the maximum aggregate number of shares which may be optioned under Plan A is equal to One Million One Hundred Thousand (1,100,000) minus the number of shares previously optioned under both Plan A and Plan B and the maximum aggregate number of shares which may be optioned under Plan B is equal to One Million One Hundred Thousand (1,100,000) minus the number of shares which have been previously optioned under both Plan A and Plan B. All shares to be optioned and sold under either Plan A or Plan B may be either authorized but unissued shares or shares held in the treasury.

          (b) Shares of Common Stock that: (i) are repurchased by the Company after issuance hereunder pursuant to the exercise of an Option, or (ii) are not purchased by the Optionee prior to the expiration or termination of the applicable Option, shall again become available to be covered by Options to be issued hereunder and shall not, as of the effective date of such repurchase or expiration, be counted as covered by an outstanding Option for purposes of the above-described maximum number of shares which may be optioned hereunder.

         5.       OPTION PRICE.

          The Option Price for shares of Common Stock to be issued under either Plan A or Plan B shall be 100% of the fair market value of such shares on the date on which the Option covering such shares is granted by the Board (or the Committee, if authorized by the Board), except that if on the date on which such Option is granted the Optionee is a Restricted Shareholder, then such Option Price for

Options granted under Plan A shall be 110% of the fair market value of the shares of Common Stock subject to the Option on the date such Option is granted by the Board (or the Committee, if so authorized).
 The fair market value of shares of Common Stock for all purposes of this Plan is to be determined by the Board (or the Committee, if so authorized by the Board) in its sole discretion, exercised in good faith.

         6.       TERM OF PLAN.

          Plan A and Plan B shall become effective on December 12, 1994; both Plan A and Plan B shall continue in effect until December 12, 2004 unless terminated earlier by action of the Board. No
Option may be granted hereunder after December 12, 2004.

         7.       EXERCISE OF OPTION.

          Subject to the actions, conditions and/or limitations set forth in this Plan document and/or any applicable Stock Option
Agreement entered into hereunder, Options granted under this Plan shall be exercisable in accordance with the following rules:

          (a) Subject to the specific provisions of this Section 7, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Board shall provide in the terms of each individual Option; provided, however, each Option granted under the Plan shall become exercisable in installments of not less than 20% of the number of shares covered by such Option each year from the Option Grant Date; and provided, further, that by a resolution adopted after an Option is granted the Board may, on such terms and conditions as it may determine to be appropriate and subject to the specific provisions of this Section 7, accelerate the time at which such Option or installment thereof may be exercised. For purposes of this Plan, any accrued installment of an Option granted hereunder shall be referred to as an "Accrued Installment."

          (b) Subject to the specific restrictions contained in this Section 7, an Option may be exercised when Accrued Installmentss accrue, as provided in the terms under which such Option was granted, for a period of up to ten (10) years from the Option Grant Date with respect to Options granted under Plan A and for a period of up to ten (10) years from the Option Grant Date with respect to Options granted under Plan B. In no event shall any Option be exercised on or after the expiration of said maximum applicable period, regardless of the circumstances then existing (including but not limited to the death or termination of employment of the Optionee).

          (c) The Board (or the Committee if so authorized by the Board) shall fix the expiration date of the Option (the "Option Expiration Date") at the time the Option grant is authorized.

         8.       RULES APPLICABLE TO CERTAIN DISPOSITIONS.

          (a)     Notwithstanding the foregoing provisions of
Section 7, in the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or capital stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the later of (x) date of execution of such agreement or (y) six (6) months after the Option Grant Date, and ending as of the earlier of:

                  (i)      the Option Expiration Date; or

                  (ii) the date on which the disposition of assets or capital stock contemplated by the agreement is consummated. The exercise of any Option that was made exercisable solely be reason of this Subsection 8(a) shall be conditioned upon the consummation of the disposition of assets or stock under the above referenced agreement. Upon the consummation of any such disposition of assets or stock, this Plan and any unexercised Options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective.

          (b) Notwithstanding the foregoing, in the event that any such agreement shall be terminated without consummating the disposition of said stock or assets:

                  (i) any unexercised non-vested installments that had become exercisable solely by reason of the provisions of Subsection 8(a) shall again become non-vested and unexercisable as of said termination of such agreement, and

                  (ii)     the exercise of any option that had
become exercisable solely by reason of this Subsection 8(a) shall be deemed ineffective and such installments shall again become non-vested and unexercisable as of said termination of such agreement.

          (c) Notwithstanding the provisions set forth in Subsection 8(a), the Board (or the Committee, if so authorized by the Board) may, at its election and subject to the approval of the corporation purchasing or acquiring the stock or assets of the Company (the "surviving corporation"), arrange for the Optionee to receive upon surrender of Optionee's Option a new option covering shares of the surviving corporation in the same proportion, at an equivalent option price and subject to the same terms and conditions as the old Option. For purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to such new option immediately after consummation of such disposition of stock or assets over the aggregate option price of such shares of the surviving corporation shall not be no more than the excess of the aggregate fair market value of all shares subject to the old Option immediately before consummation of such disposition of stock or assets over the aggregate Option Price of such shares of the Company, and the new option shall not give the Optionee additional benefits which such Optionee did not have under the old Option or deprive the Optionee of benefits which the Optionee had under the old Option. If such substitution of options is effectuated, the Optionee's rights under the old Option shall thereupon terminate.

         9.       MERGERS AND ACQUISITIONS.

          (a) If the Company at any time should succeed to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under the Plan to option holders of such corporation or its subsidiaries, in substitution for options or rights to purchase stock of such corporation held by them at the time of succession. The Board (or the Committee, if so authorized by the Board) shall have sole and absolute discretion to determine the extent to which such substitute Options shall be granted (if at all), the person or persons within the eligible group to receive such substitute Options (who need not be all option holders of such corporation), the number of Options to be received by each such person, the Option Price of such Option, and the terms and conditions of such substitute Options; provided, however, that the terms and conditions of the substitute Options shall comply with the provisions of Section 425 of the Code, such that the excess of the aggregate fair market value of the shares subject to such substitute Option immediately after the substitution or assumption over the aggregate option price of such shares is not more that the excess of the aggregate fair market value of all shares subject to the substitute Option immediately before such substitution or assumption over the aggregate option price of such shares, and the substitute Option or the assumption of the old option does not give the holder thereof additional benefits which he or she did not have under such old option.

          (b) Notwithstanding anything to the contrary herein, no Option shall be granted, nor any action taken, permitted or omitted, which could cause the Plan, or any Options granted hereunder as to which Rule 16b-3 under the Securities Exchange Act of 1934 may apply, not to comply with such Rule.

         10.      TERMINATION OF EMPLOYMENT.

          (a) In the event that the Optionee's employment, directorship or consulting or other arrangement with the Company (or Affiliated Company) is terminated for any reason other than death or disability, any unexercised Accrued installments of the Option granted hereunder to such terminated Optionee shall expire and become unexercisable as of the earlier of:

                  (i)      the applicable Option Expiration Date; or

                  (ii) a date 30 days after such termination occurs, provided however, that the Board (or the Committee if empowered to so act) may, in the exercise of its discretion, extend said date up to and including a date three months following such termination, with respect to Options granted under Plan A, or up to and including a date two years following such termination with respect to Options granted under Plan B.

          (b) In the event that the Optionee's employment, directorship or consulting or other arrangement with the Company is terminated due to the death or disability of the Optionee, any unexercised Accrued Installmentss of the Option granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of:

                  (i)      the applicable Option Expiration Date; or

                  (ii)     the first anniversary of the date of
death of such Optionee (if applicable); or

                  (iii) the first anniversary of the date of the termination of employment, directorship or consulting or other arrangement by reason of disability (if applicable). Any such Accrued Installmentss of a deceased Optionee may be exercised prior to their expiration by (and only by) the person or persons to whom the Optionee's Option right shall pass by will or by the laws of descent and distribution, if applicable, subject, however, to all of the terms and conditions of this Plan and the applicable Stock Option Agreement governing the exercise of Options granted hereunder.

          (c) For purposes of this Section 10, an Optionee shall be deemed employed by the Company (or affiliated Company) during any period of leave of absence from active employment as authorized by the Company (or Affiliated Company).

         11.      EXERCISE OF OPTIONS.

          (a) An Option shall be deemed exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment in cash or cash equivalents (or with shares of Common Stock pursuant to Section 14) for the shares with respect to which the Option is exercised has been received by the Company. The Board of Directors (or the Committee) may cause the Company to give or arrange for financial assistance (including without limitation direct loans, with or without interest, secured or unsecured, or guarantees of third party loans) to an Optionee for the purpose of providing funds for the purchase of shares pursuant to the exercise of Options, when in the judgment of the Board (or the Committee) such assistance may reasonably be expected to be in the best interests of the Company, and consistent with the Articles of Incorporation and Bylaws of the Company and applicable laws, and will permit the shares to be fully paid and nonassessable when issued.

                 (b) An Option may be exercised in accordance with this Section 11 as to all or any portion of the shares covered by any Accrued Installment of the Option from time to time during the applicable Option period, but shall not be exercisable with respect to fractions of a share.

          (c) As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Plan, the Company shall, without charging transfer or issue tax to the Optionee, deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock as to which the Option has been exercised. The time of issuance and delivery of the Common Stock may be postponed by the Company for such period as may, be required for it with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such shares.

         12.      AUTHORIZATION TO ISSUE OPTIONS AND SHAREHOLDER
                  APPROVAL.

          Unless in the judgment of counsel to the Company such permit is not necessary with respect to particular grants, Options granted under the Plan shall be conditioned upon the Company obtaining any required permit from the California Department of Corporations and/or other appropriate governmental agencies, free of any conditions not acceptable to the Board, authorizing the Company to grant such Options, provided, however, such condition shall lapse as of the effective date of issuance of such permit(s) in a form to which the Company does not object within sixty (60) days.

         13.      LIMIT ON VALUE OF OPTIONED SHARES.

          The aggregate fair market value (determined as of the Option Grant Date) of the shares of Common Stock to which Options granted under Plan A are exercisable for the first time by any employee of the Company during any calendar year under all incentive stock option plans of the Company and its Affiliated Companies shall not exceed $100,000. The limitation imposed by this Section 13 shall not apply with respect to Options granted under Plan B.

         14.      PAYMENT OF EXERCISE PRICE WITH COMPANY STOCK.

          The Board (or the Committee, if so authorized) may provide that, upon exercise of the Option, the Optionee may elect to pay for all or some of the shares of Common Stock underlying the Option with shares of Common Stock of the Company previously acquired and owned at the time of exercise by the Optionee, subject to all restrictions and limitations of applicable laws, rules and regulations, including
Section 425(c)(3) of the Internal Revenue Code, and provided that the Optionee will make representations and warranties satisfactory to the Company regarding his or her title to the shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions and has full power to deliver such shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company. The equivalent dollar value of the shares used to effect the purchase shall be the fair market value of the shares on the date of the purchase as determined by the Board (or the Committee, if so authorized) in its sole discretion, exercised in good faith.

          The terms and conditions of Options granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the person to whom the Option is granted. Each agreement shall contain the following provisions:

          (a) A provision fixing the number of shares which may be issued upon exercise of the Option;

          (b) A provision establishing the Option exercise price per share;

          (c) A provision establishing the times and the installments in which Options may be exercised, provided, however, such times and installments shall not be less than 20% of the number of shares covered by such Option each year from the Option Grant Date;

          (d) A provision incorporating therein this Plan by reference;

          (e) A provision clarifying which Options are intended to be Incentive Stock Options under Plan A and which are intended to be nonstatutory stock options under Plan B;

          (f) A provision fixing the maximum duration of the Option as not more than ten (10) years from the Option Grant Date for Options granted under either Plan A or Plan B;

          (g) Such representations and warranties by the Optionee as may be required by Section 25 of this Plan or as may be required by the Board (or the Committee) in its discretion;

          (h) Any other restriction (in addition to those established under this Plan) as may be established by the Board (or the Committee) with respect to the exercise of the Option, the transfer of the Option, and/or the transfer of the shares purchased by exercise of the Option, provided that such restrictions are not in conflict with this Plan; and

          (i) Such other terms and conditions not inconsistent with this Plan as may be established by the Board (or the Committee).

         15.      TAXES, FEES AND EXPENSES.

          The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of shares pursuant to the exercise of such Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

         16.      WITHHOLDING OF TAXES.

          The grant of Options hereunder and the issuance of Common Stock pursuant to the exercise of such Options is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of any such Option.

         17.      AMENDMENT OR TERMINATION OF THE PLAN.

          (a) The Board may amend this Plan from time to time in such respects as the Board may deem advisable, provided, however, that no such amendment shall operate to (i) affect adversely an Optionee's rights under this Plan with respect to any Option granted hereunder prior to the adoption of such amendment, except as may be necessary, in the judgment of counsel to the Company, to comply with any applicable law, (ii) increase the maximum aggregate number of shares which may be optioned and sold under the Plan (unless shareholders approve such increase), (iii) change the manner of determining the Option exercise price, (iv) change the classes of persons eligible to receive Options under the Plan, or (v) extend the maximum duration of the Option or the Plan.

          (b) The Board may at any time terminate this Plan. Any such termination of the Plan shall not, without the written consent of the Optionee, alter the terms of Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated.

         18.      OPTIONS NOT TRANSFERABLE.

          Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, otherwise than by will or the laws of descent and distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

         19.      NO RESTRICTIONS ON TRANSFER OF STOCK.

          Common Stock issued pursuant to the exercise of an Option granted under this Plan (hereinafter "Optioned Stock"), or any interest in such Optioned Stock, may be sold, assigned, gifted, pledged, hypothecated, encumbered or otherwise transferred or alienated in any manner by the holder(s) thereof, subject, however, to any representations or warranties requested under Section 25 of this Plan and also subject to compliance with any applicable federal, state or other local law, regulation or rule governing the sale or transfer of stock or securities.

         20.      RESERVATION OF SHARES OF COMMON STOCK.

          The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

         21.      RESTRICTIONS ON ISSUANCE OF SHARES.

          The Company, during the term of this Plan, will use its best efforts to seek to obtain from the appropriate regulatory agencies any requisite authorization in order to grant Options or issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by the Company's counsel to be necessary to the lawful grant of Options or the issuance and sale of any shares of its stock hereunder or the inability of the Company to confirm to its satisfaction that any grant of Options or issuance and sale of any shares of such stock will meet applicable legal requirements shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such authorization or confirmation has not been obtained.

         22.      NOTICES.

          Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to a person to whom an Option is granted hereunder shall be addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such person or his or her transferee (upon the transfer of Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Optioned Stock to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her correct mailing address.

         23.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

          If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, then an appropriate and proportionate adjustment shall be made in the number or kind of shares which may be issued upon exercise of Options granted under the Plan; provided, however that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities.

         24.      REPRESENTATIONS AND WARRANTIES.

          As a condition to the grant of any Option hereunder or the exercise of any portion of an Option, the Company may require the person to be granted or exercising such Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including, but not limited to, a representation and warranty that the Option and/or shares issuable or issued upon exercise of such Option are being acquired only for investment, for such person's own account and without any present intention to sell or distribute such Option or shares, as the case may be, if, in the opinion of counsel for the Company, such representation is required under the Securities Act of 1933, the California Corporate Securities Law of 1968 or any other applicable law, regulation or rule of any governmental agency.

         25.      NO ENLARGEMENT OF EMPLOYEE RIGHTS.

          This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or its Affiliated Companies, or to interfere with the right of the Company or an Affiliated Company to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Options authorized hereunder prior to the grant of such an Option to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

         26.      INFORMATION TO OPTION HOLDERS.

          During the period any options granted to employees of the Company remain outstanding, such employee-option holders shall be entitled to receive, on an annual or other periodic basis, financial and other information regarding the Company. The Board (or the Committee, if so authorized) shall exercise its discretion with regard to the nature and extent of the financial information so provided, giving due regard to the size and circumstances of the Company and, if the Company provides annual reports to its shareholders, the Company's practice in connection with such annual reports. Notwithstanding the above, if the issuance of options under either Plan A or Plan B is limited to key employees whose duties in connection with the Company assure their access to equivalent information, this Section 26 shall not apply to such employees and plan.

         27.      LEGENDS ON STOCK CERTIFICATES.

          Each certificate representing Common Stock issued under this Plan shall bear whatever legends are required by federal or state law or by any governmental agency. In particular, unless an appropriate registration statement is filed pursuant to the United States Securities Act of 1933, as amended, with respect to the shares of Common Stock issuable under this Plan, each certificate representing such Common Stock shall be endorsed on its face with the following legend or its equivalent:

                  "Neither the Option pursuant to which the shares represented by this certificate are issued nor said shares have been registered under the Securities Act of 1933, as amended (the "Act"). Transfer or sale of such securities or any interest therein is unlawful except after registration, or pursuant to an exemption from the registration requirements, as provided in the Act and the regulations thereunder."

          A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to each eligible person making reasonable inquiry concerning it. A copy of this Plan also shall be delivered to each Optionee at the time his or her Options are granted.

         28.      VOTING RIGHTS OF THE OPTIONED STOCK

          Upon exercise of the Options granted under this Plan, the Optioned Stock issued pursuant to the exercise of such Options shall have the same voting rights as all of the other shares of Common
Stock then outstanding.

         29.      SPECIFIC PERFORMANCE.

          The Options granted under this Plan and the Optioned Stock issued pursuant to the exercise of such Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its shareholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Option or Optioned Stock, such right or obligation shall be enforceable in a court of equity by a decree of a specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

         30.      INVALID PROVISION.

          In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

         31.      APPLICABLE LAW.

          This Plan shall be governed by and construed and enforced in accordance with the laws of the State of California.

         32.      SUCCESSORS AND ASSIGNS.

          This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

         IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this plan by the Board on December 12, 1994 and its subsequent amendment by the Board on July 10, 1995, January 17, 1998 and April 17, 1999, the Company has caused this Plan to be duly executed by its duly authorized officer.

                              MUSTANG SOFTWARE, INC.


                              BY:

                              James A. Harrer
                              President and Chief Executive Officer

                                                    EXHIBIT B


                        MUSTANG SOFTWARE, INC.
                         6200 Lake Ming Road
                    Bakersfield, California 93306

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints James A. Harrer and Donald M. Leonard, and each of them, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated below, all the shares of Common Stock of Mustang Software, Inc. (the "Company") held of record by the undersigned on April 23, 1999, at the Annual Meeting of Shareholders to be held on June 7, 1999 or any adjournments thereof.

        1.     ELECTION OF DIRECTORS

              __ FOR all nominees listed below (except as marked to
                    the contrary below)

              __ WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any indivdual nominee, strike a line through the nominee's name below.)

       James A. Harrer
       Stanley A. Hirschman
       Michael S. Noling
       MichaelD. Greenbaum
       Anthony Mazzarella
       Phillip E. Pearce

        2. To approve amendments to the Company's 1994 Incentive and Nonstatutory Stock Option Plan to increase the total number of shares of Common Stock that can be optioned and sold under the Stock Option Plan to 1,100,000 shares.

                 FOR / /        AGAINST / /   ABSTAIN  / /

        3. To ratify the appointment of Arthur Andersen LLP as independent accountants for the year ending December 31, 1999.

                 FOR / /        AGAINST / /   ABSTAIN / /

        4. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting.

       This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3 and 4.

                              Dated: ______________________, 1999

                              ___________________________________
                                      (Signature)
                              ___________________________________
                                     (Signature if held jointly)

                                    Please sign exactly as name
                                    appears below.  When shares are
                                    held by joint tenants, both
                                    should sign.  When signing as an
                                    attorney, as executor,
                                    administrator, trustee or
                                    guardian, please give full title
                                    to such.  If a corporation,
                                    please sign in full corporate
                                    name, by President or other
                                    authorized officer.  If a
                                    partnership, please sign in
                                    partnership name by authorized
                                    person.